EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of Sonoma Valley Bancorp (the "Company") on Form 10-Q for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Mel Switzer, Jr., Chief Executive Officer and Mary Dieter Smith, Chief Financial Officer, of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Dated: May 11, 2006   /s/ Mel Switzer, Jr
            -------------  ----------------------------------------------------
                           Mel Switzer, Jr.,
                           President and Chief Executive Officer
                           (Principal Executive Officer)

    Dated:  May 11, 2006   /s/ Mary Dieter Smith
            ------------   ----------------------------------------------------
                           Mary Dieter Smith
                           Executive Vice President
                           Chief Operating Officer and Chief Financial Officer
                           (Principal Financial Officer and
                           Principal  Accounting Officer)